UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2020

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 – 740 McCurdy Road, Kelowna, BC Canada V1X 2P7

(Address of principal executive offices) (Zip Code)

(250) 765-6424

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 4, 2020, Lexaria Bioscience Corp. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors (each an “Investor” and collectively, the “Investors”) for the sale of an aggregate of 8,978,254 shares of common stock (the “Shares”) and warrants (the “Warrants”) to purchase an aggregate of 8,978,254 shares of common stock for gross proceeds of approximately $2,064,998. The first tranche of the transactions contemplated by the Purchase Agreements closed on May 6, 2020 with 8,028,254 Shares and Warrants being issued and it is anticipated that the remaining 950,000 Shares and Warrants subscribed for pursuant to Purchase Agreements will be issued next week.

The first tranche Warrants are exercisable for a period of five years from the date of issuance, expiring on May 6, 2025, and have an exercise price of $0.35 per share, subject to adjustment as set forth in the Warrants for stock splits, stock dividends, recapitalizations and the like. The Investors may exercise the Warrants on a cashless basis if the shares of common stock underlying the Warrants (the “Warrant Shares”) are not then registered pursuant to an effective registration statement. Each Investor has contractually agreed to restrict its ability to exercise the Warrants such that the number of shares of the Company’s common stock held by the Investor and its affiliates after such exercise does not exceed 4.99% of the Company’s then issued and outstanding shares of common stock.

The Purchase Agreement also provides that until the 18 month anniversary of the Resale Date (as defined in the Purchase Agreement), in the event of a subsequent financing by the Company, Investors that invested at least $115,000 pursuant to the Purchase Agreement shall have the right to participate up to an aggregate of 50% of the subsequent financing. The Purchase Agreement also provides that the Company may not effect a subsequent financing until 90 days following the Resale Date unless the Company has received the written consent and approval by Investors who had purchased at least 50.1% in interest of the Shares based on the initial subscription amounts.

In connection with the Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors. Pursuant to the Registration Rights Agreement, the Company will be required to file a resale registration statement (the "Registration Statement") with the Securities and Exchange Commission (the “SEC”) to register for resale of the Shares and Warrant Shares, within 30 days of the closing date of the private placement, and to have such Registration Statement declared effective within 60 days after the closing date in the event the Registration Statement is not reviewed by the SEC, or 120 days of the closing date in the event the Registration Statement is reviewed by the SEC. The Company will be obligated to pay liquidated damages to the investors if the Company fails to file the resale registration statement when required, fails to cause the Registration Statement to be declared effective by the SEC when required, fails to maintain the effectiveness of the Registration Statement or, in certain circumstances, or if the Company fails to timely file its periodic reports under the Securities Exchange Act of 1934.

The net proceeds of the offering are expected to be used for the performance and completion of the Company’s recently announced human pilot study researching effectiveness of DehydraTECH technology related to enhancing the oral bioavailability of certain antiviral drugs of potential use against COVID-19 or other infectious disease states, to fund the application process for a senior US exchange listing application and for general working capital.

In conjunction with the Purchase Agreement, all officers and directors of the Company have entered into lock-up agreements (collectively, the “Lock-up Agreement”) pursuant to which they have agreed to not sell their shares of common stock or common stock equivalents in the Company until 90 days after the Resale Date and all Investors have entered into lock-up agreements pursuant to which they have agreed not to sell the Shares or Warrant Shares through the later of (i) the Effective Date (as defined in the Purchase Agreement) or September 6, 2020.

As compensation for placement agent services provided in connection with the private placement, the Company will pay Bradley Woods & Co. Ltd. (“BWC”) a cash fee of approximately $154,200 at the final closing of the private placement and, subject to certain exceptions, 8% of the proceeds received from the cash exercise of any Warrants issued to the Investors. The Company also issued to BWC and its designees Warrants to purchase up to 658,087 shares of common stock. The Company agreed to reimburse BWC’s legal fees incurred in connection with the private placement up to $25,000.

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In connection with the foregoing, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering and/or Rule 506 thereunder.

The foregoing descriptions of the Purchase Agreement, Warrants, Registration Rights Agreement and Lock-Up Agreement are only a summary and are qualified in their entirety by reference to the full text of the forms of Purchase Agreement, Warrant, Registration Rights Agreement and Lock-Up Agreement as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 respectively, hereto.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure under item 1.01 above is incorporated herein by reference.

Item 8.01 Other Events.

On May 4, 2020, the Company issued a press release regarding the execution of the Purchase Agreement with respect to the private placement. A copy of the May 4, 2020 press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement
10.2	Form of Warrant
10.3	Form of Registration Rights Agreement
10.4	Form of Lock-Up Agreement
99.1	Press Release issued May 4, 2020

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2020

LEXARIA BIOSCIENCE CORP.

By:	/s/ Chris Bunka
Chris Bunka
Chief Executive Officer

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